UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2024
Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 West Center Street Provo, Utah 84601
(Address of principal executive offices and zip code)

(801) 345-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 par value	NUS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 31, 2024, the Board of Directors of Nu Skin Enterprises, Inc. (the “Company”) approved and adopted the Sixth Amended and Restated Bylaws of the Company (as so amended and restated, the “Bylaws”), which became effective upon such approval and adoption. The amendments to the Bylaws, among other things:

•
Update the procedural and disclosure requirements for stockholders intending to nominate director candidates or propose other business (other than proposals submitted under Rule 14a-8 under the Securities Exchange Act of 1934) at stockholder meetings, including, without limitation, to:

o	clarify that the number of nominees that a stockholder may nominate at a stockholder meeting cannot exceed the number of directors to be elected at such meeting,

o
require disclosure of specific information with respect to (i) the record stockholder, (ii) any beneficial owner on whose behalf the proposal or nomination was made, and (iii) their respective affiliates and associates (each, a “Proponent”),

o
require stockholder nominees to submit a D&O questionnaire and a representation and agreement with respect to, among otherings, voting commitments, compensation arrangements, compliance with the Company’s policies applicable to directors,

o	permit the Company to request additional information regarding the independence, background and experience of a stockholder nominee,

o	require stockholders proposing business other than nominations to provide the text of the proposed business and to disclose any material interest of any Proponent in such business,

o	require that the record stockholder or a qualified representative thereof attend the meeting to propose any nomination or business,

o	clarify the times at which the information provided in a stockholder’s notice must be updated and supplemented, and

o	clarify the procedures and requirements applicable to stockholder nominations at special meetings of stockholders, and

•	Implement other clarifications and technical and conforming revisions.

This description of the amendments to the Bylaws is qualified in its entirety by reference to the text of the Bylaws filed as Exhibit 3.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Sixth Amended and Restated Bylaws of Nu Skin Enterprises, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ James D. Thomas
James D. Thomas
Chief Financial Officer

Date: November 1, 2024